UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 15, 2009

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

FLORIDA                                000-30392                   13-4172059
-------                                ---------                   ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
OF INCORPORATION)                                                IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142

                                       N/A

          (Former name or former address, if changed since last report)



|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 8.01 OTHER EVENTS.


The Registrant (the "Company") announced that effective September 15, 2009 it has retained the services of Bay City Transfer Agency & Registrar Inc., ("Bay City") as its new transfer agent. Bay City maintains its offices at 300 Center Avenue, Suite 202B, Bay City, MI 48708.



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: September 17,  2009
                                     By: /s/  David J. Johnson
                                         --------------------------------------
                                         Chief Executive Officer and President